Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Disclosure of commitments and contingencies [abstract]
Commitments and Contingencies
24.
COMMITMENTS AND CONTINGENCIES

Viking newbuilding program

River Newbuilds and Charters

In 2023, the Group entered into shipbuilding contracts for the river vessels outlined below, assuming a euro to USD exchange rate of 1.10. In 2024, the Group amended these contracts, which reduced the purchase price of each vessel by €1.5 million ($1.7 million, assuming a euro to USD exchange rate of 1.10), changed the timing and amount of the installment payments to the shipyard and accelerated the delivery dates for certain vessels.

In January 2024, the Group entered into a shipbuilding contract for a Longship-Douro vessel for delivery in 2025 for $24.8 million, assuming a euro to USD exchange rate of 1.10.

The Group has obtained financing for one of the 2025 Longship-Seine river vessels and all 2026 Longships, as described below.

River Vessels	Number of Vessels	Aggregate Price (in USD and thousands)	Delivery Date
Longships	4	$162,800	2025
Longships-Seine	2	77,606	2025
Longship-Douro	1	24,750	2025
Longships	4	162,800	2026
Total	11	$427,956

In August 2023, the Group entered into two loan agreements for €167.5 million each to finance the eight Longships and two Longships-Seine river vessels scheduled for delivery in 2025 and 2026. In January 2025, the Group cancelled the first of the two €167.5 million loan agreements related to the financing of the four Longships and one Longship-Seine river vessel scheduled for delivery in 2025, prior to any amounts being drawn. For the remaining €167.5 million loan, Hermes has provided a guarantee equal to 95% of the loan amount. The loan is denominated in USD and the applicable exchange rate will be based on the prevailing exchange rate two business days prior to the date of drawdown. The loan has a term of 102 months from the date of drawdown and the Group may select fixed or variable rate financing prior to drawdown. VRC and VCL issued corporate guarantees for this loan. See Note 29.

In December 2024, the Group exercised options for eight additional river vessels, of which four are scheduled for delivery in 2027 and four are scheduled for delivery in 2028.

See Note 29 for events taking place subsequent to December 31, 2024.

The Group has entered into raw materials agreements for six river vessels that will operate in Egypt, the Viking Amun, Viking Ptah, Viking Sekhmet, Viking Thoth and two other river vessels. The Group expects these vessels to be delivered between 2025 and 2027.

In 2023, the Group entered into a charter agreement for the Viking Tonle, an 80-berth river vessel traveling through Vietnam and Cambodia for the 2025 through 2033 sailing seasons. The Group has an option to extend the charter for two additional seasons. See Note 10.

Ocean Newbuilds

A summary of the ocean newbuilding program is outlined below, assuming a euro to USD exchange rate of 1.10. Each new ocean ship will have 998 berths.

In January 2024, the Group amended certain shipbuilding contracts to accelerate the delivery dates for the Viking Libra, Ship XV and Ship XVI. The Viking Libra, Ship XV and Ship XVI are now scheduled to be delivered in the years 2026, 2027 and 2028, respectively. The Group has obtained financing for all ships, as described below.

Ocean Ships	Price (in USD and thousands)	Delivery Date
Viking Vesta	$446,050	2025
Viking Mira	501,523	2026
Viking Libra	501,523	2026
Ship XV	517,000	2027
Ship XVI	517,000	2028
Total	$2,483,096

In 2021 and 2022, the Group entered into loan agreements to finance the Viking Vesta, Viking Mira, Viking Libra, Ship XV and Ship XVI. These loans are SACE Financing and are for up to 80% of each newbuild’s contract price, including certain change orders, and 100% of the Export Credit Agency premium, and will be available for drawdown in USD. The interest rates for the loans are fixed. VCL and VOC II have jointly and severally guaranteed these loans.

As of December 31, 2024, the Group has entered into shipbuilding contracts for the ships outlined below, assuming a euro to USD exchange rate of 1.10. If the financing conditions for Ship XVII, Ship XVIII, Ship XIX and Ship XX had not been met by January 31, 2025, these contracts could have been terminated by the Group or the shipyard. The financing conditions for Ship XVII, Ship XVIII, Ship XIX and Ship XX were met in January 2025. See Note 29.

Ocean Ships	Price (in USD and thousands)	Delivery Date
Ship XVII	$567,600	2028
Ship XVIII	567,600	2029
Ship XIX	567,600	2030
Ship XX	567,600	2030
Total	$2,270,400

In October 2024, the Group secured the following options for additional ocean ships:

Ocean Ships - Options	Delivery Date	Option Exercise Date
Ship XXI	2031	October 30, 2025
Ship XXII	2031	October 30, 2025
Ship XXIII	2032	July 31, 2026
Ship XXIV	2032	July 31, 2026

Fuel commitments

The Group entered into contracts for a portion of its river fuel usage in Europe and as of December 31, 2024, the remaining portion of the contracts outstanding was 13,700 cubic meters. The contract prices are fixed for specified volumes and periods and depend on the place of delivery ranging from $69.70 to $83.60 per 100 liters, excluding taxes. The Group may incur fees for unused fuel amounts in the period of the contracts, which may be for non-usage or to roll over unused amounts into the following year. Subsequent to December 31, 2024, the Group entered into an additional contract for a portion of its river fuel usage in Europe for the 2025 season. The contract prices are fixed for 30,000 cubic meters and depend on the place of delivery ranging from $67.40 to $81.30 per 100 liters, excluding taxes. See Note 29.

Contingencies

In the normal course of the Group’s business, various claims and lawsuits have been filed or are pending against the Group. Most of these claims and lawsuits are covered by insurance and, accordingly, the maximum amount of the Group’s liability is typically limited to its insurance deductible. In addition, new legislation, regulations or treaties, or claims related to interpretations or implementations thereof, could affect the Group’s business.

The Group has evaluated its overall exposure with respect to all of its threatened and pending claims and lawsuits and, to the extent required, the Group has accrued amounts for all estimable probable losses associated with its deemed exposure that are not covered by insurance. The Group intends to vigorously defend its legal position on all claims and lawsuits and, to the extent necessary, seek recovery.

Legal provisions

In 2019, one of the Group’s river vessels, the Viking Sigyn, was involved in a collision with a Hungarian tourist ship on the Danube River in Budapest, Hungary. As a result of this collision, there were fatalities on the Hungarian tourist ship. The Group maintains protection and indemnity coverage and hull and machinery insurance with respect to the ship. As of December 31, 2024, the Group determined it was probable it would incur amounts for claims related to this incident. Though the ultimate timing, scope and outcome of legal claims are inherently uncertain, the Group’s accrual was $10.5 million as of December 31, 2024, compared to $15.8 million as of December 31, 2023, included in accrued expenses and other current liabilities on the consolidated statement of financial position as of December 31, 2024, for estimated claims related to this incident. The Group recorded a corresponding receivable of $10.5 million, included in accounts and other receivables on the consolidated statement of financial position as of December 31, 2024, because the amounts are virtually certain of recovery from the Group’s insurance policies.